(letterhead Arthur Andersen LLP)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A-3, into the Company's previously filed Registration Statement File No. 333-2868.

                                        /s/ Arthur Andersen LLP

Phoenix, Arizona
August 20, 1997